Exhibit 32


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


          In connection with the accompanying Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-QSB for the period ended December 31, 2003 (the "Report"), I, George R. Jensen, Jr., Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ George R. Jensen, Jr.
------------------------
George R. Jensen, Jr.
Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


          In connection with the accompanying Quarterly Report of USA Technologies, Inc., (the "Company") on Form 10-QSB for the period ended December 31, 2003 (the "Report"), I, David M. DeMedio, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David M. DeMedio
--------------------
David M. DeMedio
Chief Financial Officer



                                       34